EXHIBIT 10.1
                                                                    ------------

                            FIRST AMENDMENT TO LEASE
                SIGNATURE EVEWEAR, INC., A CALIFORNIA CORPORATION


     1.  Identification.
         ---------------

     This First Amendment to Lease ("Amendment") is dated for identification purposes January 26, 2009 and is made and entered into by and between Roxbury Property Management LLC ("Lessor") and Signature Eyewear, Inc., a California Corporation ("Lessee").

     2.  Recitals.
         ---------

     Lessee and Lessor are parties to that certain industrial real estate lease dated March 7, 2005 providing for the lease of Premises commonly known as 498 N. Oak Street, Inglewood, California (the "Lease"). All capitalized terms used herein shall have that same meaning as in the Lease. Lessor and Lessee desire to enter into this Amendment to provide for the extension of the Lease Term and the other matters herein set forth, on the following terms and provisions.

     3.  Lease Term.
         -----------

     Lease Tern, shall be amended to provide for a continuation period of two
(2) years, commencing on July 1 ,2009 and terminating on June 30, 2011.

     4.  Rent and Other Charges Payable by Lessee.
         -----------------------------------------

     Rent and other charges payable by Lessee shall be as follows:

     July 2009:                      $32,000 payable on July 21, 2009. Signature
                                     to pay all taxes, insurance and CAM for the
                                     full month of July.
     August 1,2009--June 30, 2010    $48,000 per month, payable on the 21st day
                                     of each month.
     July 1, 2010--June 30, 2011:    $49,000 per month, payable on the 21st day
                                     of each month.

* Please make checks payable to Roxbury Property Management, LLC and mail to:

Brenner, Berman and Associates
20812 Ventura Boulevard, Suite 202
Woodland Hills, CA 91364


     5. Regarding the HVAC units, the Lessor has paid $5,000 year-to-date for repairs and is scheduled to spend another $4,000 for a new unit. Additionally, Lessor shall be responsible for all future HVAC repair, maintenance and replacement at Lessor's sole cost and expense, commencing upon execution of the Extension, excepting the new unit to serve the computer room. Unless and until Lessee lndemnifies Lessor for the maintenance and repair of that unit, the maintenance and repair of that unit shall be borne by Lessee. Further, Lessee indemnifies Lessor for any damage to Lessee's computing equipment caused by Lessor's failure to maintain or repair the HVAC unit that cools the computer room. In the event Lessee elects not to indemnify Lessor against failure to maintain or repair the HVAC unit that cools the computer room, Lessee shall be responsible for the repair and maintenance of the HVAC unit that cools the computer room. Lessor shall hire Mann Air to install the computer room unit, subject to price and warranty approval by Lessor.

     6. Lessor's landscaping service shall use its best efforts to avoid providing the service Monday-Friday 9:00 AM to 5:00 PM.

     7.  Option to Extend: See Attached.

     8.  No Other Changes.

     Except as herein above modified and amended, the Lease is unchanged and is in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment to Lease on the date and at the place set forth opposite the respective signatures.

Executed this 26th day of            LESSOR:
January, 2009 at
Palm Desert, CA                      ROXBURY PROPERTY MANAGEMENT, LLC

                                     By: /s/ Raymond Renta
                                         ---------------------------------
                                         Raymond Renta, Member


Executed this 26th day of            LESSEE:
January, 2009 at
Inglewood, CA                        SIGNATURE EYEWEAR, INC., A CALIFORNIA
                                     CORPORATION

                                     By: /s/ M. Prince   CEO
                                         ---------------------------------

                                     By: /s/ M. Prince   CFO
                                         ---------------------------------

                                             M. Prince CEO/CFO
                                     -------------------------------------
                                     Please print name and title of
                                     authorized officer

                          OPTION(S) TO EXTEND STANDARD
                                 LEASE ADDENDUM

     Dated January 26, 2009

     By and Between (Lessor) Roxbury Property Management, LLC

     By and Between (Lessee) Signature Eyewear, Inc., a California corporation

     Address of Premises: 498 N. Oak Street, Inglewood, CA 90301


Paragraph 7

     A.  OPTION(S) TO EXTEND:

     Lessor hereby grants to Lessee the option to extend the term of this Lease for one additional twenty-four month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

     (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 4 but not more than 6 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

     (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

     (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

     (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

     (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

     |X| III.  Fixed Rental Adjustment(s) FRA

     The Base Rent shall be increased to the following amounts on the date set forth below:

On (Fill in FRA Adjustment Date(s)):       The New Base Rent shall be:

July 1, 2011 - June 30, 2013               $51,200 per month
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     B.  NOTICE:

     Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

     C.  BROKER'S FEE:

     The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

NOTICE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND INDUSTRY NEEDS. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: A/R COMMERCIAL REAL ESTATE ASSOCIATION, 800 W. 6TH STREET, SUITE 800, LOS ANGELES, CA 90017. TELEPHONE NO. (213) 687-8777. FAX NO.: (213)
687-8616.

                            SECOND AMENDMENT TO LEASE
                SIGNATURE EVEWEAR, INC., A CALIFORNIA CORPORATION

     1.  Identification.
         ---------------

     This Second Amendment to Lease ("Amendment") is dated for identification purposes January 27, 2009 and is made and entered into by and between Roxbury Property Management LLC ("Lessor") and Signature Eyewear, Inc., a California Corporation ("Lessee").

     2.  Recitals.
         ---------

         Lessee and Lessor are parties to that certain industrial real estate lease dated March 7, 2005 providing for the lease of Premises commonly known as 498 N. Oak Street, Inglewood, California and a First Amendment to Lease dated January 26, 2009 (the "Lease"). Said documents shall hereafter be referred to as the Lease. All capitalized terms used herein shall have that same meaning as in the Lease. Lessor and Lessee desire to enter into this Amendment to provide for the extension of the Lease Term and the other matters herein set forth, on the following terms and provisions.

     3.  Option to Extend: See Attached.
         ----------------

     4.  No Other Changes.
         ----------------

     Except as herein above modified and amended, the Lease is unchanged and is in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Amendment to Lease on the date and at the place set forth opposite the respective signatures.

Executed this 30th day of            LESSOR:
January, 2009 at
Palm Desert, CA                      ROXBURY PROPERTY MANAGEMENT, LLC

                                     By: /s/ Raymond Renta
                                         ---------------------------------
                                         Raymond Renta, Member


Executed this 29th day of            LESSEE:
January, 2009 at
Inglewood, CA                        SIGNATURE EYEWEAR, INC., A CALIFORNIA
                                     CORPORATION

                                     By: /s/ M. Prince   CEO
                                         ---------------------------------

                                     By: /s/ M. Prince   CFO
                                         ---------------------------------

                                     M. Prince CEO/CFO
                                     -------------------------------------
                                     Please print name and title of
                                     authorized officer

                               OPTION(S) TO EXTEND
                             STANDARD LEASE ADDENDUM


         Dated January 27, 2009

         By and Between (Lessor) Roxbury Property Management, LLC

         By and Between (Lessee) Signature Eyewear, Inc., a California corporation

         Address of Premises: 498 N. Oak Street, Inglewood, CA 90301



Paragraph 3

     A. OPTION(S) TO EXTEND:

     Lessor hereby grants to Lessee the option to extend the term of this Lease for one additional twenty-four month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

     (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 4 but not more than 6 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

     (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

     (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

     (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

     (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

     (vi) In the event Lessor has a fully executed Purchase and Sale Contract any time prior to December 31, 2010 for a sale of the Property to an owner occupier, Lessor shall have the unilateral right to notify the Lessee that the Option to Extend is null and void.

     |X| III. Fixed Rental Adjustment(s) FRA

     The Base Rent shall be increased to the following amounts on the date set forth below:

On (Fill in FRA Adjustment Date(s)):       The New Base Rent shall be:

July 1, 2011 - June 30, 2013               $51,200 per month
-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

     B.  NOTICE:

     Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

     C.  BROKER'S FEE:

     The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

NOTICE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND INDUSTRY NEEDS. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: A/R COMMERCIAL REAL ESTATE ASSOCIATION, 800 W. 6TH STREET, SUITE 800, LOS ANGELES, CA 90017. TELEPHONE NO. (213) 687-8777. FAX NO.: (213)
687-8616.